UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2011

Harbor BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34584	13-3697002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 Towne Centre Drive, Suite 409, San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-9333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 26, 2011, Harbor BioSciences, Inc., a Delaware corporation (the “Company,” “we,” or “our”), held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 57,462,472 votes collectively available to the holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting (collectively, the “Available Votes”), 50,166,742 of the Available Votes were present in person or represented by proxy at the Annual Meeting. The Annual Meeting was held for the following purposes:

Proposal 1

To consider and vote upon a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), in order to add restrictions on the transfer of our common stock, par value $0.01 per share (the “Common Stock”), to preserve our net operating losses for federal tax purposes. This proposal required the affirmative vote of a majority of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

32,996,474	879,612	325,901	15,964,755

Proposal 2

To consider and vote upon an amendment to the Restated Certificate to eliminate the Board of Directors (the “Board”) classification provisions, pursuant to which our Board was divided into three separate classes, with each class having a three-year term, and to instead provide for a single class of directors, each elected to hold office until the next annual meeting of stockholders. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,634,810	809,948	721,977	—

Proposal 3

To consider and vote upon an amendment to the Restated Certificate to eliminate the provision that prevented stockholders from acting by written consent. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,414,511	1,243,879	508,348	—

Proposal 4

To consider and vote upon an amendment to the Restated Certificate to eliminate the restrictions on stockholders’ ability to remove directors without cause. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,833,559	884,728	448,451	—

Proposal 5

To consider and vote upon an amendment to the Restated Certificate to permit stockholders to fill vacancies on our Board. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

49,021,459	706,949	438,330	—

Proposal 6

To consider and vote upon an amendment to the Restated Certificate to permit our Amended and Restated Bylaws to be amended by the vote of a majority of the then-outstanding shares of voting stock, rather than two-thirds of such shares. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,822,689	824,241	519,807	—

Proposal 7

To consider and vote upon an amendment to the Restated Certificate to eliminate the provision that prohibits our stockholders from requesting that we hold a special meeting of our stockholders. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,398,777	1,139,391	628,569	—

Proposal 8

To consider and vote upon an amendment to the Restated Certificate to eliminate the provision that requires the vote of two-thirds of the then-outstanding shares of voting stock to modify certain provisions of the Restated Certificate. This proposal required the affirmative vote of two-thirds of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,498,177	886,867	781,690	—

Proposal 9

To consider and vote upon an amendment to the Restated Certificate to authorize a 1-for-1,000 reverse stock split of the Common Stock (the “Reverse Stock Split”), as further described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 1, 2011 (the “Proxy Statement”). This proposal required the affirmative vote of a majority of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

32,511,217	1,323,537	367,233	15,964,755

Proposal 10

To consider and vote upon an amendment to the Restated Certificate to authorize a 1,000-for-1 forward stock split of the Common Stock (the inverse ratio of the Reverse Stock Split) immediately following the Reverse Stock Split (the “Forward Stock Split”), as further described in the Proxy Statement. This proposal required the affirmative vote of a majority of the Available Votes. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

32,582,340	1,312,824	306,823	15,964,755

Proposal 11

To elect three directors to serve as directors until the 2012 annual meeting of stockholders, or until their successors are duly elected and qualified. Directors were elected by a plurality of votes cast, so the three director nominees who received the most votes were elected. Each of the three director nominees set forth below was elected at the Annual Meeting. The vote for each director nominee was as follows:

	For	Withheld	Broker Non-Votes

Richard A. Bartlett	33,505,633	696,354	—
Jerry M. Seslowe	33,505,698	696,289	—
John C. Shaw	33,483,463	718,524	—

Proposal 12

To approve anti-dilution protections afforded to the Common Stock Purchase Warrants (the “Warrants”) issued in our June 2010 registered direct offering of Common Stock and Warrants. This proposal required the affirmative vote of a majority of the Available Votes that were actually cast at the Annual Meeting. This proposal was not approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

10,409,592	23,403,662	388,733	15,964,755

Proposal 13

To ratify the selection by the audit committee of the Board of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal required the affirmative vote of a majority of the Available Votes present or represented by proxy at the Annual Meeting. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,994,598	745,998	426,139	—

Proposal 14

To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals. This proposal required that the number of shares cast in favor of the proposal exceed the number of shares cast against the proposal. This proposal was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

48,624,202	1,127,226	415,307	—

ITEM 8.01	OTHER EVENTS.

On October 26, 2001, we completed the Reverse Stock Split. As a result, as previously described in the Proxy Statement, pursuant to Section 3(e) of the Warrants issued to the investors in our June 2010 registered direct offering of Common Stock and Warrants, the holders of the Warrants are eligible to exercise a put right under the Warrants which, if exercised, would entitle them to receive a cash payment in an amount equal to the fair value of the Warrants as determined by reference to a formula set forth in the Warrants. In the event the put right is exercised, we are entitled to disbursement from an escrow account in an amount equal to the amount required to repurchase the Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2011

HARBOR BIOSCIENCES, INC.

By:	/s/ Robert W. Weber
Robert W. Weber
Its:	Chief Financial Officer